Exhibit 10.11

CERTAIN CONFIDENTIAL INFORMATION IN THIS EXHIBIT WAS OMITTED BY MEANS OF MARKING SUCH INFORMATION WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL INFORMATION IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Appendix No. 2 (“Appendix”)

Date:   02 February 2021

Parties

1.	Novotech (Australia) Pty Limited ACN 071 874 881 of Level 3, 235 Pyrmont Street, Pyrmont, NSW 2009, Australia (Novotech)

2.	Incannex Healthcare Ltd, ABN 33 630 326 902 of Unit 207, 11 Solent Circuit, Norwest, 2153, New South Wales, Australia (Sponsor)

Background

A	On 25-Jun-2020, Clinical Network Services (CNS) Pty Limited (CNS) and Sponsor entered into a Master Consultancy Agreement (MCA) pursuant to which CNS will provide clinical management, data management, biostatistical, medical monitoring, medical writing, pharmacovigilance, quality assurance, regulatory, site management organisation, central laboratory and other related services to support clinical trials to Sponsor.

B	Novotech is an Affiliate (as defined in the MCA) of CNS and the parties mutually agree that Novotech shall provide the Services to Sponsor.

C	The parties further agree that all services performed by Novotech pursuant to this Appendix shall be governed by the terms and conditions set forth in the MCA. Specifically, Novotech shall be subject to all of the obligations applicable to CNS under the MCA. For purposes of this Appendix, all references to CNS under the MCA are hereby deemed references to Novotech and Novotech agrees to be legally bound by all of the obligations contained therein.

D	The parties further agree that all references to MSA throughout this Appendix refer to the MCA.

E	The parties agree that this Appendix sets out the services that Sponsor requests Novotech, and Novotech agrees, to provide under the terms of the MSA for the following study: An Open Label Extension on the Examination of the Combination of Dronabinol and Acetazolamide for Treatment of Obstructive Sleep Apnoea (OSA); IHLOSAOLE1(Study).

F	This agreement commences on the date the last Party signs the Appendix.

The Parties hereby agree as follows:

1	Key Assumptions

1.1	The Budget for the Services (which includes the Fee and estimated pass through costs and is attached at Schedule 1) is derived from the Study Assumptions and Responsibilities (together, Key Assumptions) set out below.

1.2	The parties agree that the Key Assumptions accurately reflect the Study parameters and the Services to be performed by Novotech.

1.3	If there are changes to the Key Assumptions or additional tasks are required to provide the Services, Novotech will amend the Budget to reflect those changes and the parties agree to vary this Appendix to include those changes.

1.4	Sponsor agrees that time is of the essence for the Study and will align its objectives and timing for the Study with those of Novotech.

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STUDY ASSUMPTIONS

General

1)	The study will be conducted in strict accordance with the Protocol, the quality practices as detailed in ICH GCP, and Australian regulations detailed in its document “Integrated Addendum to ICH E6(R1): Guideline for Good Clinical Practice ICH E6(R2) - Annotated with Therapeutic Goods Administration (TGA) comments as below, 25 June 2018”, the DIA TMF Reference Model as well as the current Declaration of Helsinki, collectively referred to hereafter as “GCP standards”.

2)	Novotech will archive their own records for a period determined by GCP standards and/or local Australian regulations as applicable. All other original files and records including a GCP standard electronic Trial Master File (eTMF) will be returned to Incannex at the conclusion of the study. The TMF will contain completed sections for which Novotech are directly responsible. Vendors and sites that are not managed by Novotech may not be included unless otherwise agreed upon by Incannex and Novotech.

3)	Novotech will utilise SureClinical as the cloud-based eTMF for this study, as they are FDA Part 11 and European Commission Annex 11 compliant. SureClinical will enable Incannex to securely acquire, view, share and manage clinical trial electronic content in the trial master files including those from other vendors, as well as, those related to the site. SureClinical ensures that study documents, medical images and eRecords are always available to all stakeholders, even when offline. Novotech will be responsible for ensuring that the Investigator and/or study coordinator maintains and updates the regulatory files at the site. At each interim monitoring visit and close-out visit the site file will be reviewed for consistency with the eTMF maintained by Novotech.

4)	Novotech will ensure all required documents and records are included in the TMF throughout the study and will provide a final review for completeness at the conclusion of the study. The complete TMF, inclusive of final CRF data and statistical outputs on digital media is the final deliverable in this project.

5)	Novotech uses Oracle Siebel® Clinical Trial Management System (CTMS) and can either provide direct access for Incannex to the reports module of this system, or forward reports to your team for review on a regular basis (e.g. along with the agenda of the regular team calls).Oracle Siebel® provides visibility and access to: site start up status, site contracts and budgets, ethics committee submissions and approvals, patient enrolment, monitoring visit reports, frequently asked questions, protocol deviations, accessible reports that can be sent to Incannex weekly and ad hoc and tracks timelines and key project deliverables.

Lead-In and Operational Project Kick-off

6)	Novotech will appropriately resource the Project Team according to services required, led by a PM. Upon contract award, the Novotech PM will immediately arrange a kick-off call with Incannex’s PM to review the scope and timelines and identify any areas for clarification.

7)	Clinical and Biometrics activities will need to commence once the contract is signed and therefore an operationally focussed project kick-off meeting will be held with all relevant members of the Project Team and Incannex. At this meeting, the Novotech PM will lead discussion to provide all team members with an understanding of the trial aims, timelines and expectations of all deliverables to Incannex.

8)	The Project Team will include a Clinical Research Associate (CRA), Data Manager, Biostatistician, Medical Writer, Medical Monitor and a Project Administrator (PA).

9)	Project Team members will review and familiarise themselves with the relevant project materials as soon as required duties dictate. The PM will manage interaction of the required Project Team members with Incannex throughout the project.

Investigator Brochure (IB) Development

10)	Incannex will provide Novotech with an ICH-GCP compliant Investigator’s Brochure.

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Protocol Development

11)	Incannex will provide Novotech with an ICH-GCP compliant Study Protocol.

Site Identification and Selection

12)	Incannex can identified the site to perform the proposed study. It is assumed that Incannex have performed appropriate assessments of the site’s suitability and capabilities to conduct this study. Whilst not included in this Appendix, Novotech can perform a Site Selection Visit (SSV) upon request.

Clinical Services

13)	Following confirmation of the site and finalisation of the protocol, Novotech initiate Data Management activities (See below).

14)	Incannex will assist the site with preparation of submission packages to their Human Research Ethics Committee (HREC) including the development and approval of compliant PIC/F and any other patient materials, including all patient assessment materials, advertising etc. It is assumed that a diary card is not applicable to this study but should one be utilised, Incannex will advise Novotech so suitable solutions may be discussed and added to future iterations of this Appendix.

15)	Incannex will co-ordinate and manage the Clinical Trial Research Agreement (CTRA) with the site including payments to the site.

16)	An Investigator Meeting is not considered necessary for this study and is not included in this Appendix.

17)	Novotech will collect necessary regulatory documents and will establish and maintain applicable filing systems in compliance with GCP standards.

18)	Following receipt of HREC approval and acknowledgement of the clinical trial notification (CTN) from the TGA, Novotech will perform a Site Initiation Visit (SIV) to prepare for commencement of the study and will review final logistical considerations, Investigational Product (IP), Protocol, CRF training, SAE reporting and GCP training. Novotech PM may accompany the CRA for this visit to ensure all final logistical matters are reviewed, however, these costs are not included in the Appendixat this time.

19)	A total of nine (9) days monitoring has been calculated as required to monitor / source data verify (SDV) 100% subject CRFs against 100% of data points as well as an appropriate regime to ensure timely review of data, minimisation of data cleaning bottlenecks and identify issues/resolution during the study.

a.	Three (3) 3-day monitoring visits as per the Project Management Plan

b.	This plan would result in three (3) monitoring visit reports being generated

c.	The final monitoring visit schedule will be agreed with Incannex and documented in the study Project Management Plan.

20)	At every visit, the Novotech CRA will perform the following tasks:

d.	Meet with key site staff to discuss the progress of the study;

e.	Identify any unreported SAEs and implement appropriate reporting tasks;

f.	Assess study conduct and data recording compliance against the current approved protocol and log all protocol deviations;

g.	Review CRF data against Source Data for 100% of data points and informed consent for 100% of Participants;

h.	Screen failures will not be reviewed other than consent and reason for failure;

i.	Review IP storage and accountability

j.	Ensure currency of Investigator oversight of the study, site contracted vendors and site study team

k.	Review the Investigator Site File for completeness and collect any updated documents, and;

l.	Document and seek corrective action for all discrepancies and findings.

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21)	Novotech will perform a study closure site visit of 1-day (8 hour) duration upon advice from Data Management that the study database is locked. This ensures completion of all GCP standard required activities and archiving of associated documentation.

22)	Novotech will prepare a visit report, and following internal review, each final report will be submitted to Incannex within fifteen (15) working days of the last day of site visit.

23)	Any visits of any type required in addition to this will be charged on a “fee for service” basis following written approval from Incannex.

24)	Novotech will perform in-house site management activities as required throughout the study, including:

a.	Tracking screening and enrolment

b.	eCRF completion guidance

c.	Resolution of eData Queries

d.	CTMS management

e.	eTMF Maintenance

Regulatory

25)	Incannex will act as the local Sponsor in Australia for the active period of the study. As local Sponsor Incannex will act as required under regulatory authority rules of the TGA and will be responsible for the following:

a.	Review of product labelling to ensure local compliance of all inner and outer product packaging.

b.	Incannex will maintain suitable study insurance compliant with country requirements and will have Novotech as additionally insured.

c.	Complete/sign necessary regulatory submission documents.

d.	Complete/sign and maintain study indemnification.

e.	Report any SAEs that are determined to be unexpected and related to the IP (or comparators), termed SUSARs, to the local regulatory authority.

26)	In Australia, the protocol will be submitted for regulatory acknowledgement only via the Australian CTN scheme.

27)	Novotech SOPs will be used in the conduct of all activities performed by Novotech unless otherwise requested by Incannex and following training of applicable Novotech staff by Incannex on Incannex SOPs. The Novotech PM will ensure currency of training in applicable SOPs is maintained throughout the project.

28)	Incannex will be responsible for registering the study on a Clinical Trial Register in accordance with local regulations.

29)	Novotech will monitor investigators responsibilities for the Periodic Safety and Annual Reporting requirements to their applicable HREC and will support the site in their preparations in meeting such requirements. Novotech will obtain relevant Safety Information from Incannex in order to comply with HREC and Regulatory Authority requirements for ongoing and study completion advice.

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Safety Laboratory

30)	It is assumed the site will contract and manage their preferred pathology laboratory to provide safety pathology testing required per protocol. The site’s PI will be responsible for their preferred laboratory, which in turn will be responsible for appropriate sample labelling according to local practices.

31)	Novotech will review accreditation of the preferred laboratory during study start up, collect relevant accreditation and normal range documentation during the essential document collection process after site selection, confirming correct filing in the TMF and Investigator Site File at the SIV.

32)	Novotech will check to ensure currency of all laboratory documentation during monitoring visits and collect updated documents as available.

33)	Novotech will review laboratory samples handling and co-ordination throughout the study.

34)	Novotech Data Manager will establish a Laboratory Data Transfer Agreement (LDTA) with the responsible laboratory for transfer and upload of the safety lab data into Novotech systems. Following a test run, data will be transferred to Novotech as per the agreed frequency in the LDTA considering protocol specific requirements including dose escalation data package compilation and data review requirements.

35)	Upon request, Novotech can be responsible for the sourcing, contracting and management of the safety laboratory. Updated scope and costs will be provided in further versions of this Appendix.

Bioanalytical

36)	A bioanalytical lab will not be required for this study.

Investigational Product (IP) Management

37)	Incannex will be fully responsible for the packaging and labelling of IMP.

38)	Novotech will prepare a Pharmacy Manual and Novotech will perform local review and make comment as necessary.

39)	Incannex will manage shipment of IP directly to the site.

40)	Novotech will assist in the co-ordination of return of used/unused IP to Incannex per Incannex’s requirements.

Pharmacovigilance

41)	Novotech will utilise Pharmacovigilance (PV) services, utilising Oracle Argus for the safety management of this study.

42)	The following PV services will be provided:

a.	Set-up and start-up a safety database

b.	Protocol and IB review

c.	SAE Management (ex. Safety Narratives) – Initial

d.	SAE Management (ex. Safety Narratives) – Follow Up

e.	Safety Narratives for Non-expedited Report

f.	SUSAR Management (Includes Narratives/CIOMS Generation)

g.	SUSAR Reporting (Investigator Submission)

h.	Prepare 6 Monthly Line Listing

i.	DSUR Preparation

j.	Generate Monthly Safety Status Report

k.	Safety Management each month

l.	CRA Training

m.	Safety Management Plan

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43)	It is assumed that one of subject will experience SAEs during the study. Novotech will work with the site, MM and Incannex to ensure that all SAEs are reported and followed up correctly.

44)	As local Sponsor, Novotech will be responsible for preparing CIOMS report and/or submitting reportable SUSARs to the local Investigator for local reporting and to the regulatory authority.

Safety Management

45)	A Safety Monitoring Committee (SMC) is not considered necessary for this study.

Medical Monitoring

46)	Novotech be responsible for local Medical Monitoring (MM) via a qualified, experienced medically licensed Doctor. Novotech MM will join the initial team kick-off meeting with the PM and Incannex team to confirm service expectations and timeline

47)	The MM will be available 24/7 over the period of participant recruitment, treatment and follow up for medical support of the study inclusive of medical review of;

a.	Inclusion/exclusion queries from site

b.	Planned protocol deviations

c.	Safety issues arising in the study

d.	SAE reports and related narrative preparation, as required

e.	The final study safety database

48)	After protocol finalisation and prior to the first SIV, a MM Kick Off Meeting will be arranged between the Novotech MM and Incannex Medical Officer to confirm expectations of the local MM support required throughout the study. At this meeting a schedule of further meetings, status reports or other contact requirements will be agreed. Thereafter, the MM and Incannex Medical Officer will maintain contact as required for management of any safety matters as they arise in the study.

49)	During the study start-up, the MM will be given access and training to the study databases EDC and Laboratory to ensure the MM can provide review of all safety data in real time and with available context data for the subjects.

50)	The Novotech MM will perform a review of medical coded terms during the study. The MM can provide a final medical coding review on behalf of Incannex prior to database lock if requested; however, this has not been included at this time.

51)	MM time has been costed as follows:

●	Unit cost for familiarisation, Kick Off Meeting, protocol review and CSR review/input.

●	A fixed retainer of five (5) hours each month during the 24/7 availability periods of the study. If greater than 5 hours is required in a given month, NOVOTECH will bill hours as incurred (Timesheet costs) with the agreement of Incannex.

●	Hours as incurred each month during the 24/7 availability periods of the study.

Project Management

52)	Overall project management will be provided by Novotech PM noting that as InCannex will be responsible for start-up activities related to site selection, HREC approvals and CTN submissions, initial Novotech PM role will be limited to regular communication and development of the eCRF and other Biometrics functions.

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53)	Novotech’s PM will maintain regular communications with Incannex as required by telephone and email. Key activities performed by the Novotech PM include:

a.	Review and management of Novotech budget and project resourcing.

b.	Adherence to Project Timelines.

c.	Provide overall Project Team leadership and liaise with Incannex Project Team on a regular basis.

d.	Ensure frequent and effective communication within the Novotech Project Team, with Incannex Project Team and with the site.

e.	Participation in all teleconferences with Incannex and lead internal meetings throughout the course of the project.

f.	Maintain written documentation of all project correspondence including regular sponsor meetings.

g.	Collate and review IP Release Packages.

h.	Develop the overall Project Management Plan, Review of Pharmacy Manual. Novotech assumes that Incannex will review and comment on final version of each and have costed for one round of review only. Project specific documents are developed as an adjunct to Novotech SOP’s.

i.	Manage prompt resolution of identified problems with appropriate team members, including timely issue escalation to Incannex. PM will identify potential problems/issues and provide Incannex with recommended solutions on a proactive basis.

j.	Identification of areas of project risk, mitigation and escalation as required in conjunction with the project team.

k.	Ensure that proper SOPs are followed and that trial documentation is consistent, complete, and correct.

l.	Provide review of all key documents/deliverables in the trial for e.g. the eCRF, Data Management Plan, Randomisation Plan, Statistical Analysis Plan and CSR.

m.	Training of new Novotech staff and ongoing training for Novotech team where contracted.

54)	Teleconferences will be held between Incannex and Novotech Project Team. Teleconferences are estimated to be of one-hour duration and held weekly throughout the study. Agenda and minutes will be prepared by Novotech PM and circulated.

55)	Additional meetings may be requested by Incannex either face to face or by telephone. These meetings will be invoiced at timesheet costs (hours as incurred) for required attendees with prior approval of Incannex.

56)	Formal status reports may also be provided upon request but are not included in this Appendices it is anticipated that regular teleconferences and other communication will suffice

DATA MANAGEMENT

57)	It has been assumed Medidata Rave will be the EDC platform for this study.

58)	Data Management will be provided by Novotech’s Data Management team based in Australia. Novotech Data Manager will join the initial team kick-off meeting with the PM and Incannex team to confirm service expectations and timelines. In addition, the Data Manager will work with the PM and Incannex team to clarify Incannex’s requirements in terms of CRF/Database specifications and expectations with respect to Incannex team’s involvement in the Data Management process.

59)	It has been assumed that a subject diary is not required. However, should one be required, Novotech can support ePRO/eDiary allows for the safe and secure collection of patient reported outcomes and Electronic Clinical outcome assessments (eCOA) data directly from patients through multiple platforms using handheld devices such as tablets, smart phones etc. This service is not included in this Appendix but may be included upon request.

60)	For studies with a substantial number of sites and patients, online randomisation and trial supply management is a serious option that needs to be considered, i.e. the benefits may outweigh your direct and indirect costs, and risks. For studies with a few sites and low number of patients, manual randomisation and supply management usually is more cost effective at acceptable risk.

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61)	Novotech deploys a library of CRF pages with variables (questions) and code lists (optional answers) being compliant with CDASH (CDISC) conventions including variables and code lists required or expected by regulators like the FDA. The regulatory requirements concerning variables and code lists that need to be collected influence the number of unique pages and edit checks. Novotech strongly recommends using these CDASH compliant CRF pages unchanged as SDTM compliant datasets will need to be submitted to the regulators.

62)	eCRF/DB costs are based on Novotech using its library of CDASH compliant CRFs for assessments except for those assessments that are unique to the protocol and not in the CRF library. Deviating from the standard CRFs might incur costs. At the time of this Appendix, Novotech has assumed 200 CRF pages and 400 edit checks. These estimates will be updated upon finalisation of the protocol.

63)	Incannex will be involved in reviewing the CRF/Database; following a CRF screen review session with client the database will be updated and the annotated CRF presented to Incannex for sign off thus confirming the specifications of the CRF/Database. Further changes after client sign-off of the annotated CRF will incur costs for implementing and testing the additional changes. If so, a new annotated CRF will be presented for sign-off to client prior to Go Live of the CRF/Database.

64)	A Data Management Plan (DMP) will be developed in compliance will Good Data Management Practices (GDMP), updated as required and forwarded to Incannex for review. This document will determine all Data Management activities. In addition, a Data Review Plan will be developed addressing data consistency checks that cannot be addressed via edit checks.

65)	Novotech will work closely with Medidata Rave and the site in the design of an electronic, online CRF/Database (eCRF/DB), inclusive of edit checks.

66)	User Acceptance Testing (UAT) will be undertaken of the final draft eCRF in order to test and confirm expected performance of the system prior to finalisation and being released as final. Any issues found will be rectified prior to eCRF release. There will be no additional charges for required/requested additional screens or checks prior to launch of eCRF (release for use).

67)	This database will be maintained by Novotech until the PM confirms that the database can be decommissioned after submission of the second version of the tables, figures and listings (TFLs), unless agreed otherwise.

68)	Prior to or around the SIV, all users of the eCRF at the site, at Novotech and, if desired, at Incannex will need to have completed their training in the use of the eCRF system. Novotech also provide eCRF Completion Guidelines for use at the site.

69)	Following training, user accounts will be activated for the users at the site, the Novotech clinical team, and if desired for Incannex. Over the course of the study, all eCRF users (site and clinical teams) have access to 24/7 helpdesk support.

70)	All Adverse Events and Medical History medical verbatim terms will be coded using the Medical Dictionary for Regulatory activities (MedDRA). Incannex will be required to source and hold a (limited) MedDRA licence per MedDRA licensing requirements. Please note Novotech is unable to oversee MedDRA licencing on behalf of the client due to MedDRA’s own policy.

71)	Concomitant medications will be coded using WHO Drug Global unless indicated otherwise by Incannex. Incannex will be required to hold a WHO Drug Global licence per WHO-Drug Global licensing requirements.

72)	Pathology data will be transferred in electronic format directly by the laboratory to Novotech or if applicable directly entered into the eCRF by site staff. The Electronic Data Transfer process (EDT) of laboratory data will be described in the LDTA. A separate LDTA will be agreed for each laboratory and each type of laboratory dataset.

73)	Should Incannex determine the need for additional applications and services for the project, for example, an online randomisation system, trial supply management system, or imaging system, Novotech can support these. Any additional costs, both professional fees and application services fees, will be provided in further versions of this Appendix.

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74)	The costs for review of CRF data and reconciliation of CRF data with third party data (e.g. safety laboratory data, PK data), are based on the available protocol (synopsis) details at the time of contracting and Novotech best practices. If changes to the scope and nature of data being collected, the visit-event structure, or other changes that impact the data review time, Novotech will contact Incannex to discuss the cost implications of the budgeted versus the true data review time required.

75)	The cost does not include data exports of the raw data for Incannex’s perusal.

76)	Edit checks will be programmed in the eCRF. These include missing data, ranges, consistency checks between visits etc. The Data Review Plan will also list all manual queries such as reconciliation of AEs, ConMeds, checking of protocol deviations, etc.

77)	Once all requirements for hard locking the database have been met, the database will be hard- locked and data exported for analysis to the Biostatistics team.

Biostatistics

78)	Biostatistical support to the study will be provided by Novotech’s Biostatistics team based in Australia. Novotech Biostatistician will join the initial team kick-off meeting with the PM and Incannex to confirm service expectations and timelines.

79)	Following the start of study enrolment, the Biostatistician will develop a draft Statistical Analysis Plan (SAP) to define the statistical analysis as required by the final protocol, which will be sent to Incannex for review and comment. Incannex will provide consolidated comments to Novotech for incorporation into the final draft.

80)	A final draft version of the SAP will be issued to Incannex for review to ensure Novotech have correctly incorporated Incannex’s required changes. The SAP will then be finalised immediately prior to any statistical analysis following database lock. It is expected that only minor changes related to the previous review will be required at this time. Any major changes or amendments required to the final draft SAP, will be invoiced on a timesheet basis.

81)	The SAP will contain appendices listing the planned TLFs. Shell/mock TLFs will be created as an adjunct to the SAP and will be sent to Incannex for separate review and approval.

82)	Any additional changes and subsequent reviews to the SAP and/or TLF shells, and/or any changes to the study that therefore necessitate changes to the SAP and/or TFL shells (e.g. major changes to the protocol after SAP drafting and/or approval) will be subject to timesheet cost invoicing to Incannex by Novotech.

83)	CDISC Submission Package:

a.	CDISC Conversion – SDTM: Novotech will prepare a CDISC-compliant SDTM data package that will include: Domain-level SAS® datasets and transport files and the define.mxl file including the supporting annotated case report form (blankcrf.pdf) and the Study Data Reviewer’s Guide (SDRG), as well as the applicable Pinnacle21 validation reports. The final SDTM data package will be sent together with the final TLF package.

b.	The SDTM data package will be based on the SDTM Implementation Guide and Coded Terminology versions decided at the start of the study. If required, the SDTM specifications can be reviewed by the sponsor prior to the start of programming.

c.	CDISC Mapping – ADaM: Novotech will prepare a CDISC-compliant ADaM data package that will include: Analysis-level SAS® datasets and transport files and the define.mxl file including the supporting Analysis Data Reviewer’s Guide (ADRG), as well as the applicable Pinnacle21 validation reports. The final ADaM data package will be sent together with the final TLF package.

The ADaM data package will be based on the ADaM Implementation Guide and Coded Terminology versions decided at the start of the study. If required, the ADaM specifications can be reviewed by the sponsor prior to the start of programming.

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84)	Novotech will perform eight (8) PD review of the protocol defined parameters namely:

a.	Polysomnography (PSG)

b.	Oxygen desaturation index (ODI)

c.	Epworth Sleepiness Scale

d.	Stanford Sleepiness Scale

e.	POMS-2 (Profile of Moods State),

f.	Short-from 36

g.	Seizure frequency

h.	Actigraphy (using Actiwatch)

85)	All final tabulation and analysis will be conducted using an appropriate, current and validated statistical software package. Draft TLF’s will be provided to Novotech Medical Writer and Incannex for review. Upon receipt of Incannex comments, the final TLFs will be prepared, and following necessary review by the Novotech team, final TLFs will be issued to Incannex for sign off and acceptance. Major changes to the format/layout from the approved TLF shells will be subject to timesheet cost invoicing to Incannex by Novotech. Additional round of review and/or updates to the TLFs (beyond the 2 provided) will be subject to timesheet cost invoicing to Incannex by Novotech.

86)	The estimated number of derived datasets (CDISC SDTM and ADaM) and Tables, Listings and Figures, to be provided by Novotech is as follows:

# CDISC SDTM Datasets	[***]
# CDISC ADaM Datasets	[***]
# Unique Tables	[***]
# Unique Figures	[***]
# Unique Listings	[***]
# Repeat Tables	[***]
# Repeat Listings	[***]
# Cohorts	[***]
# Analytes	[***]

87)	At the time of SAP finalisation, the assumptions around number of TFLs will be reviewed and any changes will be re-costed accordingly.

88)	A formal statistical report will not be produced. Limited, per protocol tabulations/figures and listings will be prepared per protocol requirements and provided to the Novotech Medical Writer for preparation of the Clinical Study Report (CSR).

Clinical Study Report (CSR)

89)	Novotech will be responsible for development of the CSR. Novotech Medical Writer will join the initial team kick-off meeting with the PM and Incannex team to confirm service expectations and timelines.

90)	Novotech will produce the CSR using standardized content templates that comply with all ICH and regional structure and formatting requirements.

91)	Novotech will develop a shell clinical study report in accordance with protocol requirements and ICH E3 standards for review by Incannex.

92)	Following finalisation of the TFLs, Novotech will prepare a first draft CSR which will be sent to Incannex for review, comment and/or approval. Incannex will provide consolidated comments to Novotech for incorporation into the final draft.

93)	A second draft version of the CSR will then be issued to Incannex for review to ensure Novotech have correctly incorporated Incannex’s required changes. It is expected that only minor changes related to the previous review will be required at this time. Any major changes or amendments required to the final draft CSR, may be invoiced on a timesheet basis.

94)	Novotech will finalise the CSR and following internal QC, the final CSR will be issued for the site’s PI and Incannex approval and final sign off. Following sign off of the CSR, Novotech will format the CSR.

95)	Any additional changes and subsequent reviews to the CSR and/or any changes that require changes to the statistical analysis output and by definition changes to the SAP will be subject to timesheet cost invoicing to Incannex by Novotech.

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ESTIMATED RPOJECT TIMELINES

The following timeline projection is offered as an educated yet realistic estimate of the study timeline from signing of the contract, through to the return of Trial Master File. This estimation is highly dependent upon date of sign-off of contract, site availability / clinic dates, EC approval and Subject recruitment. These timelines do not consider any holiday periods and a final timeline will be provided by the Novotech PM upon contract award which will reflect any holiday periods and relevant input from the site.

Estimated Schedule
Activity	Estimated Start Date	Estimated End Date	Activity Duration (Wks)	Cumulative Duration (Mths)
Contract	[***]	[***]	[***]	[***]
Contract Signature	[***]	[***]	[***]	[***]
Operational Start Up	[***]	[***]	[***]	[***]
Operations Kick-off Meeting	[***]	[***]	[***]	[***]
Final Protocol & IB Available	[***]	[***]	[***]
Start Up & Document Preparations	[***]	[***]	[***]
Ethics (First Submission to Last Approval)	[***]	[***]	[***]
Regulatory Approval (First Submission to Last Reg Appr)	[***]	[***]	[***]
eCRF Design & Build	[***]	[***]	[***]
UAT/Training/Go Live	[***]	[***]	[***]
Site Initiation Visits	[***]	[***]	[***]
Study Recruitment & Treatment	[***]	[***]	[***]	[***]
Screening: Day -56 to Day -1 (n=12)	[***]	[***]	[***]	[***]
V1 to V8: Day 1 to Day 178 (n=12)	[***]	[***]	[***]
LPLV to Database Lock	[***]	[***]	[***]	[***]
Last CRF Monitored	[***]	[***]	[***]	[***]
Data Query to Database Lock (Incl Blinded Review)	[***]	[***]	[***]
Study Closure	[***]	[***]	[***]	[***]
Statistical Analysis to Draft TFLs	[***]	[***]	[***]
Client TFL Review	[***]	[***]	[***]
Review to final TFL	[***]	[***]	[***]
Draft CSR	[***]	[***]	[***]
Client Review of CSR	[***]	[***]	[***]
Final Draft CSR	[***]	[***]	[***]
Client Review of Final Draft CSR	[***]	[***]	[***]
Final CSR For Signature	[***]	[***]	[***]
Closeout Visits	[***]	[***]	[***]
Project Closure & Return of Deliverables	[***]	[***]	[***]
Months				[***]

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2	Payment

2.1	Invoices to Sponsor will be sent to:

Rosemarie Walsh

PO Box 324, Collins Street West,

Melbourne, VIC 8007

Australia

Tel: [***]

Email: [***]

For each Appendix:

Professional Fees and Expenses

(a)	Sponsor will pay Novotech’s Professional Fees and Expenses in connection with the Services as set out in the Appendix (Professional Fees).

(b)	The Sponsor will pay any and all applicable taxes required to be imposed by local law in relation to the provision of the Services.

(c)	Sponsor will pay all invoices (including Upfront Payments) within 30 days of the date of the invoice.

Investigator Fees

(a)	If Novotech will be paying sites and investigators on behalf of Sponsor (as set out in any clinical trial agreement pursuant to the Services) (Investigator Fees) then upon receiving funds from Sponsor, Novotech will agree a payment method with the Sponsor for payment of Investigator Fees in advance so that sites and investigators are paid for their services in a timely manner.

2.2	The agreed payment method is as follows:

On a quarterly basis, Novotech will:

(b)	provide Sponsor with an invoice reflecting an estimate of the funding required not later than 60 days prior to the start of a quarter to be paid by Sponsor within 30 days;

(c)	submit a request to Sponsor with appropriate documentation as soon as practicable if additional funds are required;

(d)	adjust the forecast for the following quarter if not all funds are projected to be disbursed by the end of a given quarter; and

(e)	provide Sponsor with an accounting of funds disbursed to sites and investigators and return excess funds promptly upon request of Sponsor or, 30 days after completion of the Services.

Upfront payments

2.3	Each Appendix will provide that, upon commencement of the Services in the Appendix, the Sponsor will pay a percentage of the total budgeted Professional Fees and Pass-Through Costs (together, Upfront Payment). This upfront payment will be invoiced by Novotech as a security deposit and held on behalf of the Sponsor throughout the period of the Study.

2.4	The agreed Upfront Payment is 15% of the Total Professional Fees and Pass through costs combined.

2.5	Pass Through Costs

All pass through costs are fixed and are included in the budget below. Novotech will include a flat fee of 5% of all invoiced Professional Fees to cover general phone, printing, and other administrative expenses and Sponsor agrees to pay those fees.

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Change in Scope Log

2.6	As set out in Section 4 of the MSA, the parties have agreed to use an informal change in scope process whereby an authorised representative of the Sponsor may approve additional or amended services up to an agreed threshold value by email via the process set out below (such that a Change Order will not be required).

2.7	If additional services are requested by the Sponsor that result in a change in scope or budget increase of less than or equal to $5,000 (Agreed Change Value):

(a)	Novotech will prepare a form showing all additional or amended services and a cost estimate of those additional or amended services (Change in Scope Log) for approval by Sponsor;

(b)	Sponsor will advise their authorized representative who is authorized to approve the Change in Scope Log via email;

(c)	Upon approval by an authorized person of the Sponsor, the additional or amended services in the Change in Scope Log is agreed as binding on the parties such that Novotech is authorized by the Sponsor to commence those services and Sponsor agrees to be responsible and liable for the costs associated with the additional or amended services;

(d)	The additional or amended services in the Change in Scope Log will be incorporated into a Change Order to the Appendix as and when Change in Scope Logs reach the Agreed Change Value, or, the Services are completed or the Agreement terminates for any reason.

2.8	The Parties agree to negotiate any proposed Change in Scope Log expeditiously and in good faith so as not to impact the progress of the Services or cause administrative burden to either Party.

2.9	Early Termination of the Services

By way of amendment to Section 8 of the Master Services Agreement between Sponsor and Novotech dated 25-Jun-2020, if the Study or this Appendix is terminated before all Services have been performed, the parties agree that they will review fees incurred for services performed to the date of termination and Sponsor will pay Novotech for any additional fees incurred to the date of termination as well as any pass through costs owing as at the date of termination and any non-cancellable costs.

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Executed as an Agreement

Signed for and on behalf of Novotech (Australia) Pty Limited by its authorised representative:	Signed for and behalf of Incannex Healthcare Ltd by its authorised representative:

Signature	Signature
Name (print)	Name (print)

Title	Title

Date:	Date:

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Schedule 1 Services Budget

Services

The parties agree that Novotech will provide the following services to the Sponsor (Services) for the Professional Fees and Pass Through Costs below.

Scope of Work and Budget

This section details the activities and tasks that will be carried out by Novotech as based upon Assumptions. Any desired amendments to the following section may necessitate Novotech resubmitting an amended financial, and possibly timeline, proposal. A budget has been carefully prepared to ensure that Novotech provides contract services at a cost that is deemed competitive and appropriate. Novotech develops its budgets on a unit cost basis with certain activities being timesheet cost due to the variability of such tasks. All budgets are quoted in Australian Dollars (A$).

Budget Summary:	Overall Budget (A$)
Medical Writing	[***]
Clinical	[***]
Pharmacovigilance	[***]
Data Management	[***]
Biostatistics	[***]
Total Novotech Budget	[***]

Reference:

As Inc: As Incurred, PT: Pass Through, X: Responsible, R: Review

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Detailed Medical Writing Budget

Task	CLIENT	CRO	# of Units	Base Unit Cost	Unit Type	Total Labour Cost
CD) CLINICAL STUDY REPORT
CSR Shell	R	[***]	[***]	[***]	[***]	[***]
CSR Data Review Presentation Meeting	R	[***]	[***]	[***]	[***]	[***]
CSR to 1st Draft CSR	R	[***]	[***]	[***]	[***]	[***]
CSR to 2nd Draft CSR	R	[***]	[***]	[***]	[***]	[***]
CSR Finalisation	R	[***]	[***]	[***]	[***]	[***]
Changes/Updates to Final CSR	R	[***]	[***]	[***]	[***]	[***]
TOTAL LABOUR		[***]	[***]	[***]	[***]	[***]
General Admin Fee (5% Labour Costs)		[***]	[***]	[***]	[***]	[***]
GRAND TOTAL		[***]	[***]	[***]	[***]	[***]

Detailed Clinical Budget

Task	CLIENT	CRO	# of Units	PT Units	Base Unit Cost	Unit Type	PT Unit Cost	PT Unit Type	Total Labour Cost	Total PT Cost	Grand Total
A) STUDY SET-UP
STUDY DESIGN
STUDY PLANNING & INITIATION
Project Kick-Off & Familiarisation	x	x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Medical Monitors Kick Off Call			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Project Management (Planning & Initiation)		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PROJECT TEAM COMMUNICATION			[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Sponsor Teleconferences	x	x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Internal Teleconferences/Meetings		x	[***]		[***]	[***]			[***]		[***]
PHARMACY & SUPPLY SET-UP			[***]		[***]	[***]			[***]		[***]
Pharmacy Manual Development	x	R	[***]		[***]	[***]			[***]		[***]
CLINICAL SET-UP			[***]		[***]	[***]			[***]		[***]
CRA Administration		x	[***]		[***]	[***]			[***]		[***]
PA & TMF Set-up Administration		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
CTMS Protocol Set-up		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
CTMS Site Set-up		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
CTMS Hosting (Start-up)		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TMF Management Plan	R	R	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
EDC Training & User Acceptance Testing		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Development of Site Initiation Material	R	x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Site Initiation Prep, Visit, Report & F-Up		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TOTAL SECTION A)									[***]	[***]	[***]
B) STUDY EXECUTION
STUDY MANAGEMENT
Project Management (Enrolment & Treatment)		x	[***]		[***]	[***]			[***]		[***]
PROJECT TEAM COMMUNICATION
Sponsor Teleconferences	x	x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Internal Teleconferences/Meetings		x	[***]		[***]	[***]			[***]		[***]
CLINICAL MONITORING/SITE MANAGEMENT
Monitoring Visit (Days on-Site)		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Travel Per Visit		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Prep, Report, Follow Up		x	[***]		[***]	[***]			[***]		[***]

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Monitoring Visit Report Review/Approval		x	[***]		[***]	[***]			[***]		[***]
CRA Administration (Enrolment & Treatment)		x	[***]		[***]	[***]			[***]		[***]
CTMS Hosting (Enrolment, Treatment & Maintenance)		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
PA Admin & TMF Management (Enrolment & Treatment)		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
SAFETY REPORTING			[***]
Local Medical Monitoring (Enrolment & Treatment)		x	[***]		[***]	[***]			[***]		[***]
SAE Reporting - Timesheet		x	[***]		[***]	[***]			[***]		[***]
TOTAL SECTION B)									[***]	[***]	[***]
C) STUDY CLOSE-OUT
STUDY MANAGEMENT & MONITORING
Project Management (Close-out)		x	[***]		[***]	[***]			[***]		[***]
Close-Out Visits Prep, Visit, Report & F-up		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
CRA Administration (Close-out)		x	[***]		[***]	[***]			[***]		[***]
PA & TMF Administration (Close-out)		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
CTMS Hosting (Close-out)		x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Local Medical Monitor - End of Study Review			[***]		[***]	[***]			[***]		[***]
Return of Deliverables to Sponsor		x	[***]		[***]	[***]			[***]		[***]
PROJECT COMMUNICATION
Sponsor Teleconferences	x	x	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Internal Teleconferences/Meetings		x	[***]		[***]	[***]			[***]		[***]
TOTAL SECTION C)									[***]	[***]	[***]
TOTAL									[***]	[***]	[***]
General Admin Fee (5% Labour Costs)									[***]	[***]	[***]
GRAND TOTAL									[***]	[***]	[***]

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Detailed Pharmacovigilance Budget

Task	Unit Type	Base Unit Cost	# of units	Grand Total
Safety Monitoring Set-Up and Start-Up	Per Database	[***]	[***]	[***]
SAE Management (Ex. Safety Narratives) - Initial	Per SAE report (initial)	[***]	[***]	[***]
SAE Management (Ex. Safety Narratives) - Follow Up	Per SAE report (follow-up)	[***]	[***]	[***]
Safety Narratives for Non-expedited Report	Per SAE report	[***]	[***]	[***]
SUSAR Management (Includes Narratives/CIOMS Generation)	Per SUSAR report	[***]	[***]	[***]
SUSAR Reporting (Investigator Submission)	Per SUSAR	[***]	[***]	[***]
DSUR - Exectuive Summary Preparation	Per Year	[***]	[***]	[***]
Generate Monthly Safety Status Report	Per Month (Ex. Start-up)	[***]	[***]	[***]
Safety database transfer - study end	Per Report	[***]	[***]	[***]
Safety Management Plan	Per Study	[***]	[***]	[***]
Submit SUSAR to RA	Per SUSAR Report	[***]	[***]	[***]
TOTAL				[***]
General Admin Fee (5% Labour Costs)				[***]
GRAND TOTAL				[***]

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Detailed Data Management Budget

Task	CLIENT	CRO	# of Units	Base Unit Cost	Unit Type	Total Labour Cost
STUDY SETUP
eCRF DATABASE DEVELOPMENT
eCRF: Screens Design and Database Build	R	x	[***]	[***]	[***]	[***]
eCRF: Screens and Database Review	R	x	[***]	[***]	[***]	[***]
Edit Checks	R	x	[***]	[***]	[***]	[***]
User Acceptance Testing	R	x	[***]	[***]	[***]	[***]
EDC Vendor Services Fee (Professional Services Fees)		x	[***]	[***]	[***]	[***]
EDC Vendor Service Fee (Monthly Licensing Fee)		x	[***]	[***]	[***]	[***]
Database Release to Production		x	[***]	[***]	[***]	[***]
DATA MANAGEMENT TOOLS
eCRF Completion Guidelines		x	[***]	[***]	[***]	[***]
Importable Laboratory Data (eg. PK, Pathology)		x	[***]	[***]	[***]	[***]
Data Management Plan	R	x	[***]	[***]	[***]	[***]
Data Review Plan		x	[***]	[***]	[***]	[***]
Data Review Programs Development		x	[***]	[***]	[***]	[***]
Data Review Program External Listings		x	[***]	[***]	[***]	[***]
STUDY EXECUTION
DATA REVIEW & VALIDATION
Data Cleaning		x	[***]	[***]	[***]	[***]
Data Review & Reconciliation of External Data			[***]	[***]	[***]	[***]
Project Administration and Maintenance		x	[***]	[***]	[***]	[***]
Data Processing Report		x	[***]	[***]	[***]	[***]
eCRF User Profiles Administration and Maintenance		x	[***]	[***]	[***]	[***]
eCRF/Database Administration		x	[***]	[***]	[***]	[***]
Coding of Medical Verbatim Terms		x	[***]	[***]	[***]	[***]
Medical Review of Coded Medical Verbatim Terms		x	[***]	[***]	[***]	[***]
Reconciliation of SAE Data in eCRF and Safety Database		x	[***]	[***]	[***]	[***]
DATABASE LOCK & COMPLETION (HARD LOCK)
Database QA		x	[***]	[***]	[***]	[***]
Database Lock (Hard Lock)		x	[***]	[***]	[***]	[***]
AD HOC TASKS
Ad hoc Tasks		x	T	[***]	[***]	[***]
STUDY CLOSE OUT
DECOMMISIONING AND ARCHIVING
eCRF/Database Decommissioning		x	[***]	[***]	Subjects	[***]
Database Closeout Administration		x	[***]	[***]	Study	[***]
Archiving (TMF Database Management)		x	[***]	[***]	Study	[***]
TOTAL						[***]
General Admin Fee (5% Labour Costs)						[***]
GRAND TOTAL						[***]

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Detailed Biostatistics Budget

Task	CLIENT	CRO	# of Units	Base Unit Cost	Unit Type	Total Labour Cost
STUDY EXECUTION
STUDY ADMINISTRATION
Project Administration and Maintenance		x	[***]	[***]	Months	[***]
STATISTICAL ANALYSIS PLAN
SAP creation		x	[***]	[***]	Plan	[***]
TFL Shell Creation		x	[***]	[***]	TFLs	[***]
Incorporation of Sponsor Comments		x	[***]	[***]	Reviews	[***]
SAP Update Required		x	[***]	[***]	Plan	[***]
SAP Finalisation		x	[***]	[***]	Plan	[***]
TFL Shell Finalisation		x	[***]	[***]	Plan	[***]
FINAL TFLs
Unique TFLs		x
Tables (Unique) Programming			[***]	[***]	Final (EOS) Unique Tables	[***]
Listings (Unique) Programming			[***]	[***]	Final (EOS) Unique Listings	[***]
Figures (Unique) Programming			[***]	[***]	Final (EOS) Unique Figures	[***]
Repeat TFLs		x
Tables (Repeat) Programming			[***]	[***]	Final (EOS) Repeat Tables	[***]
Listings (Repeat) Programming			[***]	[***]	Final (EOS) Repeat Listings	[***]
QC of TFLs	R	x
QC Unique TFLs			[***]	[***]	Final Unique TFLs	[***]
QC Repeat TFLs			[***]	[***]	Final Repeat TFLs	[***]
PD ANALYSIS
PD Analysis		x	[***]	[***]	Analytes	[***]
AD HOC TASKS
Ad hoc Tasks		x	T	TIMESHEET	TIMESHEET	TIMESHEET
CDISC DATASET SUBMISSION PACKAGE
SDTM Submission Package		x	[***]	[***]	SDTM Domains	[***]
ADaM Submission Package		x	[***]	[***]	ADaM Domains	[***]
STUDY CLOSE OUT						[***]
CLOSE OUT ADMINISTRATION						[***]
Archiving		x	[***]	[***]	Report	[***]
TOTAL						[***]
General Admin Fee (5% Labour Costs)						[***]
GRAND TOTAL						[***]

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